                             OFFICERS AND DIRECTORS

DIRECTORS

George H. Michaelis, Chairman of the Board
John P. Endicott
Leonard Mautner
Lawrence J. Sheehan
Kenneth L. Trefftzs


OFFICERS

Eric S. Ende, President and
   Chief Investment Officer
Christopher Linden, Senior Vice President
Lawrence P. McNeil, Senior Vice President
Julio J. de Puzo, Jr., Treasurer
Sherry Sasaki, Secretary
Christopher H. Thomas, Assistant Treasurer


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 328-5000



This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

      During the year ending December 31, 1995, FPA Perennial Fund increased in value by 17.3%, adjusted for reinvestment of all dividend and capital gains distributions. While this represented an excellent absolute return, it fell below the gains achieved by many of the stock market averages, including the S&P 500 (37.5%), the Russell 2000 (28.4%) and the Value Line (19.3%). The strong performance of technology and utilities stocks, neither of which the Fund holds, as well as FPA Perennial's substantial cash position, contributed to its relative underperformance.

      At the end of September, the Board of Directors appointed me as the Fund's new chief investment officer, replacing Chris Linden. I am sure that all of the Fund's shareholders will wish to join me in thanking Chris for the dedicated job he has done leading the Fund since its inception over a decade ago.

      At this time of transition, I believe it would be timely to review the philosophy which has guided the Fund's investment decisions in the past, and to look forward to what shareholders might expect for the future.

      The Fund's objective is to achieve superior returns while minimizing the risk to shareholders' capital. Over the long term, our aim is to realize returns above those of the market as a whole, but with less volatility, and with considerably better downside protection in weak markets.

      The key to our quest for superior performance is the selection of companies which earn a high return on capital, and their purchase at attractive valuations. Although in the short term stock prices are unpredictable, in the longer term there is a strong correlation between earning high returns in a business and realizing high returns on the stock. Only high returns on capital employed can provide the cash required to support the two pillars of shareholder return -- earnings growth from reinvestment in the business and acquisitions, and direct return of capital via dividends or share repurchase.

      While seeking out these high return companies, we also apply a number of tests to ensure that risk is minimized. There are four major types of risk which we strive to reduce.

      - Business Risk - Our high margin companies with strong market positions are less affected by difficult industry environments than their competitors. In fact, adversity may actually be an opportunity for such firms to strengthen their market position.

      - Financial Risk - Our preference for financially conservative companies (low debt, high fixed cost coverage) reduces their earnings volatility and virtually eliminates the risk of extremely negative developments (i.e. bankruptcy).

      - Valuation Risk - By insisting on buying only companies which trade at market or less-than-market PEs, we minimize potential price declines.

      - Portfolio Risk - By constructing a portfolio of at least 20 companies, well diversified across industries, we minimize the risk to our shareholders, compared to a much more concentrated portfolio, or excessively large company or industry positions.

      These investment principles have been proven in practice and will continue to be the basis for FPA Perennial's management. However, I expect that there will be several changes in my approach which are outlined as follows:

      - A greater emphasis on choosing companies with internal reinvestment opportunities for the cash flow they generate, enhancing growth and reducing risk. A company can deploy its excess cash flow in a number of ways -- reinvestment in its business, diversification, acquisitions, debt repayment, share repurchase, and dividends. Among these alternatives, internal reinvestment generally provides the highest return, yet is much less risky than any of the alternative operating uses (acquisitions or diversification).

      - A larger percentage of the portfolio invested in small and medium capitalization companies, an area of the market where Wall Street coverage tends to be less efficient, and therefore more attractive investments can be found.

      - A modestly lower cash position, expected to average 5-10%, half of prior levels.

      - An increase in the commitment level to our best ideas by reducing the number of companies in the portfolio to about 30, rather than the 40-45 which have been typically held in the past.

      In total, we expect that these modifications should produce a portfolio of companies that are somewhat faster growing, though more volatile in the short run, but which continue to have the traditional FPA Perennial characteristics discussed earlier.

      An example of a recent purchase that fits the investment criteria described above is Carnival Corp. Carnival is the largest company in the cruise industry, operating the well known Carnival Cruise Lines and Holland America Line. It has been adding 1-2 new ships to its fleet annually, increasing market share and enhancing its competitive position because of the consumer's preference for new vessels. It outspends its competitors in advertising, and has the largest sales force calling on travel agents. The industry has been consolidating and a number of Carnival's competitors are in dire financial straits. Carnival has the industry's strongest balance sheet and sufficient cash flow to fund its rapid growth. Its operating margins and return on equity (23%) lead the industry. Despite its strong competitive position and high returns, Carnival sells at only a modest PE -- 16x trailing 12 months, and less than 14x projected 1996 earnings. FPA Perennial owns a 3% position in Carnival, (purchased at 22 1/4), our 7th largest holding, and will be looking for opportunities to increase it, as well as to add other companies of similarly attractive quality and valuation.

      The Fund's portfolio of companies like Carnival puts us in a position to do well in what may be a more challenging future stock market environment. As we can see in the chart below, FPA Perennial's companies have grown more than 50% faster than the average S&P Index stock, have half the debt level, earn two and a half times the return on assets, yet sell at a lower PE. The portfolio contains superior companies selling at below average valuations.

                        10-Year        Debt as %      Return on        PE
                       EPS Growth     of Assets        Assets         Ratio
                       ----------     ---------       ---------       -----
FPA Perennial
 Holdings*                 13%            15%           12%            15x

S&P 400*                    8             29             5             17x

* Industrial companies only (i.e. excludes banks & insurance)


Respectfully submitted,


/s/  ERIC S. ENDE
------------------------
     Eric S. Ende
     President


February 15, 1996

                             HISTORICAL PERFORMANCE

Change in Value of a $10,000 Investment in FPA Perennial Fund, Inc. vs. S&P 500
                  and Lipper Growth & Income Fund Average from
                      January 1, 1986 to December 31, 1995

                                     12/31/85  12/31/86  12/31/87  12/31/88  12/31/89  12/31/90  12/31/91  12/31/92  12/31/93
                                     --------  --------  --------  --------  --------  --------  --------  --------  --------
FPA Perennial Fund, Inc.               9,350    10,305    10,189    12,219    15,370    15,519    18,885    21,354    22,345
FPA Perennial Fund, Inc. (NAV)        10,000    11,021    10,898    13,068    16,439    16,598    20,198    22,838    23,898
S&P 500                               10,000    11,828    12,434    14,491    19,045    18,435    24,071    25,919    28,511
Lipper Growth & Income Fund Average   10,000    11,638    11,871    13,767    17,048    16,334    21,079    22,985    25,752

                                     12/31/94  12/31/95
                                     --------  --------
FPA Perennial Fund, Inc.              22,338    26,195
FPA Perennial Fund, Inc. (NAV)        23,891    28,017
S&P 500                               28,890    39,688
Lipper Growth & Income Fund Average   25,544    33,279

-----------------------------------------------------------------------------
                                             Average Annual Total Return
     FPA Perennial Fund, Inc.               Years Ended December 31, 1995
                                         -------------------------------------
                                         1 Year        5 Years        10 Years
------------------------------------------------------------------------------
At Net Asset Value                       17.27%        11.04%          10.86%
With Maximum 6.5% Sales Charge            9.65%         9.55%          10.12%
------------------------------------------------------------------------------

Past performance is not indicative of future performance. The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index of publicly traded stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Growth & Income Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $26,195, reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $28,017. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES
                   For The Six Months Ended December 31, 1995


NET PURCHASES                                                             Shares
                                                                          ------
COMMON STOCKS
Bandag, Incorporated ..........................................           43,000
Caraustar Industries, Inc. ....................................           40,500
Carnival Corporation (Class A) (1) ............................           55,000
Circuit City Stores, Inc. (1) .................................           34,000
Cooper Tire & Rubber Company ..................................           22,900
DENTSPLY International, Inc. (1) ..............................           18,000
Devon Group, Inc. (1) .........................................           62,000
Franklin Quest Co. (1) ........................................           45,000
Holophane Corporation (1) .....................................           48,000
Juno Lighting, Inc. ...........................................           44,400
Kaydon Corporation (1) ........................................           48,200
Lancaster Colony Corporation (1) ..............................           37,000
OM Group, Inc. (1) ............................................           27,000
Progressive Corporation, The (1) ..............................           12,600

CONVERTIBLE PREFERRED STOCK
Time Warner Financing Trust (Percs) (1) .......................           33,100

NET SALES
COMMON STOCKS
Abbott Laboratories (2) .......................................           21,500
Bandag, Incorporated (Class A) ................................           41,400
Cedar Fair, L.P. ..............................................           14,800
Cross Timbers Oil Company (2) .................................           41,000
EXEL Limited (2) ..............................................           22,200
First National Bank of Anchorage, The .........................              665
Gap, Inc., The (2) ............................................           24,400
Golden West Financial Corporation .............................            8,400
Guiness PLC (2) ...............................................          109,600
Hasbro, Inc. (2) ..............................................           37,200
Johnson & Johnson .............................................           17,700
Kimball International, Inc. (Class B) (2) .....................           23,900
Marsh & McLennan Companies, Inc. ..............................            9,900
McDonald's Corporation (2) ....................................           19,400
Mercantile Bankshares Corporation (2) .........................           33,050
Minnesota Mining and Manufacturing Company (2) ................           13,600
VF Corporation (2) ............................................           16,700
Walgreen Co. (2) ..............................................           35,400

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                December 31, 1995

COMMON STOCKS                                                           Shares      Cost        Value
-----------------------------------------------------------------       ------   ----------   ----------
PRODUCER DURABLE GOODS -- 18.2%
Bandag, Incorporated ............................................       43,000   $2,181,839   $2,327,375
Dover Corporation ...............................................       10,600      301,315      390,875
Emerson Electric Co. ............................................       14,600      411,647    1,193,550
Grainger (W.W.), Inc. ...........................................       10,200      588,317      675,750
Holophane Corporation* ..........................................       48,000      838,420    1,044,000
Hubbell Incorporated (Class B) ..................................       14,100      720,736      927,075
Kaydon Corporation ..............................................       48,200    1,369,312    1,464,075
Watts Industries, Inc. (Class A) ................................       26,000      604,775      604,500
                                                                                 ----------   ----------
                                                                                 $7,016,361   $8,627,200
                                                                                 ----------   ----------
MATERIALS -- 11.2%
Caraustar Industries, Inc. ......................................       80,000   $1,496,850   $1,600,000
Loctite Corporation .............................................       30,900      804,069    1,467,750
Lubrizol Corporation, The .......................................       48,400      928,944    1,349,150
OM Group, Inc. ..................................................       27,000      785,296      894,375
                                                                                 ----------   ----------
                                                                                 $4,015,159   $5,311,275
                                                                                 ----------   ----------
RETAILING -- 9.2%
Arbor Drugs, Inc. ...............................................       71,850   $  892,138   $1,508,850
Bob Evans Farms, Inc. ...........................................       54,000    1,078,907    1,026,000
Circuit City Stores, Inc. .......................................       34,000      988,510      939,250
Toys "R" Us, Inc.* ..............................................       40,000    1,091,195      870,000
                                                                                 ----------   ----------
                                                                                 $4,050,750   $4,344,100
                                                                                 ----------   ----------
BUSINESS SERVICES & SUPPLIES -- 8.5%
Devon Group, Inc.* ..............................................       62,000   $2,215,933   $1,801,875
Franklin Quest Co. ..............................................       45,000      983,301      877,500
Kelly Services, Inc. (Class A) ..................................       25,000      582,573      693,750
Manpower Inc. ...................................................       23,800      617,763      669,375
                                                                                 ----------   ----------
                                                                                 $4,399,570   $4,042,500
                                                                                 ----------   ----------
BANKING AND FINANCIAL SERVICES -- 7.2%
Bancorp Hawaii, Inc. ............................................       28,000   $  805,514   $1,004,500
First National Bank of Anchorage, The ...........................          205      100,450      313,650
Golden West Financial Corporation ...............................       14,900      591,342      823,225
Washington Federal, Inc. ........................................       50,000      362,391    1,281,250
                                                                                 ----------   ----------
                                                                                 $1,859,697   $3,422,625
                                                                                 ----------   ----------

                            PORTFOLIO OF INVESTMENTS
                                December 31, 1995

COMMON STOCKS--CONTINUED                                                 Shares      Cost          Value
-----------------------------------------------------------------        ------   -----------   -----------
HEALTH CARE -- 7.2%
Allergan, Inc. ..................................................        35,000   $   747,385   $ 1,137,500
DENTSPLY International, Inc. ....................................        18,000       609,500       720,000
Johnson & Johnson ...............................................         5,000       198,873       428,125
Pfizer Inc. .....................................................        18,000       526,116     1,134,000
                                                                                  -----------   -----------
                                                                                  $ 2,081,874   $ 3,419,625
                                                                                  -----------   -----------
CONSUMER DURABLE GOODS -- 6.7%
Cooper Tire & Rubber Company ....................................        46,000   $ 1,108,755   $ 1,132,750
Genuine Parts Company ...........................................        21,100       744,999       865,100
Juno Lighting, Inc. .............................................        72,000     1,216,100     1,152,000
                                                                                  -----------   -----------
                                                                                  $ 3,069,854   $ 3,149,850
                                                                                  -----------   -----------
CONSUMER NON-DURABLE GOODS -- 6.6%
Lancaster Colony Corporation ....................................        37,000   $ 1,251,531   $ 1,378,250
Newell Co. ......................................................        15,000       353,550       388,125
Reebok International Ltd. .......................................        25,000       861,869       706,250
Unifi, Inc. .....................................................        30,200       713,422       668,175
                                                                                  -----------   -----------
                                                                                  $ 3,180,372   $ 3,140,800
                                                                                  -----------   -----------
INSURANCE -- 6.1%
Horace Mann Educators Corporation ...............................        30,600   $   737,113   $   956,250
Marsh & McLennan Companies, Inc. ................................        15,000       888,032     1,331,250
Progressive Corporation, The ....................................        12,600       488,443       615,825
                                                                                  -----------   -----------
                                                                                  $ 2,113,588   $ 2,903,325
                                                                                  -----------   -----------
ENTERTAINMENT -- 4.2%
Carnival Corporation (Class A) ..................................        55,000   $ 1,225,895   $ 1,340,625
Cedar Fair, L.P. ................................................        18,100       343,900       669,700
                                                                                  -----------   -----------
                                                                                  $ 1,569,795   $ 2,010,325
                                                                                  -----------   -----------
ENGINEERING AND ARCHITECTURAL
 SERVICES -- 1.4%
Dames & Moore, Inc. .............................................        52,700   $   662,269   $   638,987
                                                                                  -----------   -----------
ENERGY -- 1.3%
North European Oil Royalty Trust (CBI) ..........................        48,800   $   388,319   $   622,200
                                                                                  -----------   -----------

TOTAL COMMON STOCKS -- 87.8% ....................................                 $34,407,608   $41,632,812
                                                                                  -----------   -----------

                            PORTFOLIO OF INVESTMENTS
                                December 31, 1995

                                                                 Shares or
                                                                 Principal
                                                                   Amount        Cost          Value
                                                                -----------   -----------   -----------
CONVERTIBLE PREFERRED STOCK -- 2.2%
Time Warner Financing Trust (Percs) .........................        33,100   $ 1,026,100   $ 1,034,375
                                                                              -----------   -----------
TOTAL INVESTMENT SECURITIES -- 90.0% ........................                 $35,433,708   $42,667,187
                                                                              ===========   -----------
SHORT-TERM INVESTMENTS -- 9.5%
Short-Term Corporate Notes:
  Ford Motor Credit Company -- 5.90% 1/08/96 ................   $   500,000                 $   499,426
  AT&T Company -- 5.67% 1/17/96 .............................     1,200,000                   1,197,276
  Philip Morris Companies -- 5.58% 1/19/96 ..................       840,000                     837,656
  Hertz Corporation -- 5.67% 1/26/96 ........................     1,500,000                   1,493,858
State Street Bank Repurchase Agreement -- 5.0% 1/02/96
  (Collateralized by U.S. Treasury Notes -- 7.25% 2016,
  market value $487,693) ....................................       476,000                     476,066
                                                                                            -----------
TOTAL SHORT-TERM INVESTMENTS ................................                               $ 4,504,282
                                                                                            -----------
TOTAL INVESTMENTS -- 99.5% ..................................                               $47,171,469
Other assets less liabilities -- 0.5% .......................                                   218,863
                                                                                            -----------
TOTAL NET ASSETS -- 100% ....................................                               $47,390,332
                                                                                            ===========


* Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1995

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $35,433,708) .......................................   $42,667,187
    Short-term investments -- at cost plus interest earned
      (maturities 60 days or less) ........................................     4,504,282   $47,171,469
                                                                              -----------
  Cash ....................................................................                         113
  Receivable for:
    Investment securities sold ............................................   $   182,900
    Dividends and accrued interest ........................................        80,052
    Capital Stock sold ....................................................         1,330       264,282
                                                                              -----------
  Prepaid expenses ........................................................                       7,915
                                                                                            -----------
                                                                                            $47,443,779

LIABILITIES
  Payable for:
    Advisory fees and financial services ..................................   $    33,527
    Capital stock repurchased .............................................        13,270
    Accrued expenses ......................................................         6,650        53,447
                                                                              -----------   -----------
NET ASSETS -- equivalent to $22.36 per share on 2,119,651
  shares of Capital Stock outstanding .....................................                 $47,390,332
                                                                                            ===========

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 2,119,651 shares .......................                 $    21,196
  Additional Paid-in Capital ..............................................                  32,557,890
  Undistributed net investment income .....................................                     354,113
  Undistributed net realized gain on investments ..........................                   7,223,654
  Unrealized appreciation of investments ..................................                   7,233,479
                                                                                            -----------
  Net assets at December 31, 1995 .........................................                 $47,390,332
                                                                                            ===========


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1995

INVESTMENT INCOME
    Interest ..............................................................                  $  368,296
    Dividends .............................................................                     999,491
                                                                                             ----------
                                                                                             $1,367,787
EXPENSES -- Note 3:
    Advisory fees .........................................................   $   363,810
    Financial services ....................................................        48,516
    Transfer agent fees and expenses ......................................        46,270
    Custodian fees ........................................................        26,563
    Audit fees ............................................................        27,025
    Registration fees .....................................................        18,730
    Reports to shareholders ...............................................         8,164
    Legal fees ............................................................         7,236
    Directors' fees and expenses ..........................................        19,741
    Other expenses ........................................................         9,242       575,297
                                                                              -----------    ----------
            Net investment income .........................................                  $  792,490
                                                                                             ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities 60 days or less) .............   $33,094,363
    Cost of investment securities sold ....................................    25,863,167
                                                                              -----------
        Net realized gain on investments ..................................                  $7,231,196

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year ..........................   $ 7,513,852
    Unrealized appreciation at end of year ................................     7,233,479
                                                                              -----------
      Decrease in unrealized appreciation of investments ..................                    (280,373)
                                                                                             ----------
            Net realized and unrealized gain on investments ...............                  $6,950,823
                                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS .........................................................                  $7,743,313
                                                                                             ==========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 For the Year Ended December 31,
                                                  -------------------------------------------------------------
                                                               1995                             1994
                                                  ----------------------------    -----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income .......................   $    792,490                    $  1,179,908
  Net realized gain on investments ............      7,231,196                       5,882,814
  Decrease in unrealized appreciation
    of investments ............................       (280,373)                     (6,912,053)
                                                  ------------                    ------------
Increase in net assets resulting
  from operations .............................                   $  7,743,313                    $    150,669

Distributions to shareholders from:
  Net investment income .......................   $ (1,028,669)                   $ (1,525,514)
  Net realized capital gains ..................     (5,865,116)     (6,893,785)     (4,866,779)     (6,392,293)
                                                  ------------                    ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold ............   $  3,397,740                    $  4,801,772
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions ............      6,078,112                       4,341,556
  Cost of Capital Stock repurchased ...........    (14,900,189)     (5,424,337)    (39,237,987)    (30,094,659)
                                                  ------------    ------------    ------------    ------------
Total decrease in net assets ..................                   $ (4,574,809)                   $(36,336,283)

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $590,292 and $935,898 ....................                     51,965,141                      88,301,424
                                                                  ------------                    ------------
End of year, including
  undistributed net investment income
  of $354,113 and $590,292 ....................                   $ 47,390,332                    $ 51,965,141
                                                                  ============                    ============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold ..................                        162,549                         217,946
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions ...........................                        314,308                         197,266
Shares of Capital Stock repurchased ...........                       (722,174)                     (1,765,953)
                                                                  ------------                    ------------
Decrease in Capital Stock outstanding .........                       (245,317)                     (1,350,741)
                                                                  ============                    ============



See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        Year Ended December 31,
                                                        -------------------------------------------------------
                                                         1995         1994       1993        1992        1991
                                                        -------     -------     -------     -------     -------
Per share operating performance:
Net asset value at beginning of year ................   $ 21.97     $ 23.76     $ 23.94     $ 22.40     $ 19.82
                                                        -------     -------     -------     -------     -------
Net investment income ...............................   $  0.36     $  0.46     $  0.46     $  0.52     $  0.64

Net realized and unrealized gain (loss)
  on investment securities ..........................      2.95       (0.48)       0.59        2.26        3.38
                                                        -------     -------     -------     -------     -------
Total from investment operations ....................   $  3.31     $ (0.02)    $  1.05     $  2.78     $  4.02
                                                        -------     -------     -------     -------     -------

Less distributions:
  Dividends from net investment income ..............   $ (0.44)    $ (0.46)    $ (0.47)    $ (0.57)    $ (0.73)
  Distributions from net realized capital gains .....     (2.48)      (1.31)      (0.76)      (0.67)      (0.71)
                                                        -------     -------     -------     -------     -------
  Total distributions ...............................   $ (2.92)    $ (1.77)    $ (1.23)    $ (1.24)    $ (1.44)
                                                        -------     -------     -------     -------     -------
Net asset value at end of year ......................   $ 22.36     $ 21.97     $ 23.76     $ 23.94     $ 22.40
                                                        =======     =======     =======     =======     =======

Total investment return* ............................     17.27%      (0.03)%      4.64%      13.07%      21.69%

Ratios/supplemental data:
Net assets at end of year (in thousands) ............   $47,390     $51,965     $88,301     $76,254     $63,757
Ratio of expenses to average net assets .............      1.19%       1.13%       1.02%       1.08%       1.10%
Ratio of net investment income to
  average net assets ................................      1.63%       1.95%       2.03%       2.37%       3.11%
Portfolio turnover rate .............................        58%         31%         43%         30%         33%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

      The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.    Security Valuation

            Securities listed or traded on a national securities exchange or on the NASDAQ Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.

B.    Federal Income Tax

            No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.    Securities Transactions and Related Investment Income

            Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

      Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $24,491,432 for the year ended December 31, 1995. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at December 31, 1995 was $35,434,246 for federal income tax purposes. Gross unrealized appreciation and depreciation for all securities at December 31, 1995 for federal income tax purposes was $8,364,685 and $1,131,744, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

      Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

      For the year ended December 31, 1995, the Fund paid aggregate fees of $19,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered

                          NOTES TO FINANCIAL STATEMENTS

by O'Melveny & Myers, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm.

NOTE 4 -- DISTRIBUTOR

      For the year ended December 31, 1995, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $4,400 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

      On December 26, 1995, the Board of Directors declared a dividend from net investment income of $0.17 per share and a distribution from net realized capital gains of $3.41 per share payable January 8, 1996 to shareholders of record on December 29, 1995. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, January 2, 1996.


_______________________________________________________________________________



                           REPORT OF ERNST & YOUNG LLP
                              INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PERENNIAL FUND, INC.

      We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc., including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, including confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


/s/  ERNST & YOUNG LLP


Los Angeles, California
January 26, 1996